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                                                                   EXHIBIT 23(B)

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Bank of Tidewater:

We consent to the use of our report included herein and to the reference to our firm under the heading "Other Experts and Counsel" in the proxy statement/prospectus.


                                             /s/ KPMG LLP

Richmond, Virginia
October 3, 2001